Exhibit 23.13

                          INDEPENDENT AUDITORS' CONSENT

         As independent auditors, we hereby consent to the incorporation by reference of our report dated October 25, 1995 with respect to Mobile Lithotripter of Indiana Partners in this Registration Statement on Form S-8 filed by PhyMatrix Corp., which is incorporated by reference in this Registration Statement.



                                              /s/ Katz, Sapper & Miller, LLP
                                                  KATZ, SAPPER & MILLER, LLP

Indianapolis, Indiana
May 10, 1996